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                                                                   EXHIBIT 10.47



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                            MEGO MORTGAGE CORPORATION


                               SECURITY AGREEMENT


                          Dated as of October 27, 1997


                     TEXTRON FINANCIAL CORPORATION, as Agent




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                                TABLE OF CONTENTS

                                                                                                                     Page
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
1.  Reference to Credit Agreement; Definitions; Certain Rules of Construction.......................................  1
               1.1.  "Agreement"....................................................................................  1
               1.2.  "Pledged Securities"...........................................................................  1
               1.3.  "Securities Act"...............................................................................  1
               1.4.  "UCC"..........................................................................................  1
2.  Security........................................................................................................  1
               2.1. Credit Security.................................................................................  1
                             2.1.1.  Pledged Securities.............................................................  2
                             2.1.2.  Chattel Paper, Instruments. etc................................................  2
                             2.1.3.  Deposit Accounts...............................................................  2
                             2.1.4.  Collateral.....................................................................  2
                             2.1.5.  Books and Records..............................................................  2
                             2.1.6.  Proceeds and Products..........................................................  2
               2.2.  Representations, Warranties and Covenants with Respect to Credit Security......................  3
                             2.2.1.  Pledged Securities.............................................................  3
                             2.2.2.  No Liens, Restrictions on Transfer.............................................  3
                             2.2.3.  Location of Credit Security....................................................  3
                             2.2.4.  Trade Names....................................................................  4
                             2.2.5.  Insurance......................................................................  4
                             2.2.6.  Modifications to Credit Security...............................................  4
                             2.2.7.  Delivery of Documents..........................................................  4
                             2.2.8.  Performance of Agreements......................................................  4
                             2.2.9.  Perfection of Credit Security..................................................  4
               2.3.  Administration of Credit Security..............................................................  5
               2.4.  Right to Realize upon Credit Security..........................................................  5
                             2.4.1.  Assembly of Credit Security; Receiver; Setoff..................................  5
                             2.4.2.  General Authority..............................................................  5
                             2.4.3.  Marshaling, etc................................................................  6
                             2.4.4.  Sales of Credit Security.......................................................  7
                             2.4.5.  Sale without Registration......................................................  7
                             2.4.6.  Application of Proceeds........................................................  8
               2.5.  Custody of Credit Security.....................................................................  8
3.  General.........................................................................................................  9
Exhibit 2.1 Pledge Securities The Class S Certificate No. 1 dated March 10, 1997 with respect to the Mego Mortgage
Home Loan Owner Trust 1997-1 and the Residual Interest Instrument No. 1 dated March 10, 1997 for a 99% Residual
Interest in the Mego Mortgage Home Loan Owner Trust 1997-1 (each as from time to time modified or amended, together with any other securities issued in replacement or exchange therefor or in refinancing thereof) issued in connection with the following agreements, as from time to time in effect, represent Pledge Securities:1. Sale and Servicing
Agreement dated as of February 1, 1997 among the Debtor, Mego Mortgage Home Loan Owner Trust 1997-1 (the ........... 12


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                                    EXHIBITS


2.1     -       Pledged Securities

2.2     -       Office and Principal Place of Business; Trade Names; Depository
                Institutions



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                            MEGO MORTGAGE CORPORATION

                               SECURITY AGREEMENT


         This Agreement, dated as of October 27, 1997, is among Mego Mortgage Corporation, a Delaware corporation (the "Company"), and Textron Financial Corporation, a Delaware Corporation as agent (the "Agent") for itself and the other Lenders under the Credit Agreement (as defined below). The parties agree as follows:

1. Reference to Credit Agreement; Definitions; Certain Rules of Construction. Reference is made to the Credit Agreement dated as of the date hereof (the "Credit Agreement"), among the Company, the Lenders and the Agent. Capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined. Certain other capitalized terms are used in this Agreement as specifically defined below in this Section 1. Except as the context otherwise explicitly requires, (a) the capitalized term "Section" refers to sections of this Agreement, (b) the capitalized term "Exhibit" refers to exhibits to this Agreement, (c) references to a particular Section shall include all subsections thereof, (d) the word "including" shall be construed as "including without limitation", (e) terms defined in the UCC and not otherwise defined herein have the meaning provided under the UCC, (f) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, regulation or rules, in each case as from time to time amended, modified and in effect and (g) references to a particular Person include such Person's successors and assigns to the extent not prohibited by this Agreement and the other Credit Documents. References to "the date hereof" mean the date first set forth above.

         1.1. "Agreement" means this Security Agreement as from time to time in effect.

         1.2. "Pledged Securities" is defined in Section 2.1.1.

         1.3. "Securities Act" means the federal Securities Act of 1933.

         1.4. "UCC" means the Uniform Commercial Code as in effect in Rhode Island on the date hereof; provided, however, that with respect to the perfection of the Lender's Lien in the Credit Security and the effect of nonperfection thereof, the term "UCC" means the Uniform Commercial Code as in effect in any jurisdiction the laws of which are made applicable by section 9-103 of the Uniform Commercial Code as in effect in Rhode Island.

2.  Security.

         2.1. Credit Security. As security for the payment and performance of the Credit Obligations, the Company pledges and collaterally grants and assigns to the Agent for the


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benefit of the Lenders and the holders from time to time of any Credit
Obligation, and creates a security interest in favor of the Agent for the benefit of the Lenders and such holders in, all of the Company's right, title and interest (as owner, but not in its capacity as servicer) in and to (but none of its obligations or liabilities with respect to) the items and types of present and future property described in Sections 2.1.1 through 2.1.6, whether now owned or hereafter acquired, all of which shall be included in the term "Credit Security":

                  2.1.1. Pledged Securities. All rights to receive the payment of money in respect of the specific Residual Interest Securities and Interest Only Securities listed in Exhibit 2.1 as from time to time in effect (the "Pledged Securities").

                  2.1.2. Chattel Paper, Instruments. etc. All chattel paper, non-negotiable instruments, negotiable instruments, investment property and documents evidencing any of the Pledged Securities.

                  2.1.3. Deposit Accounts. All rights to payments due to the holders of Pledged Securities from the accounts of the Trustee into which funds to be payable under Pledged Securities are deposited or held under a Securitization, and all money, cash and cash equivalents of the Company, in each case arising from payments with respect to any of the Pledged Securities.

                  2.1.4. Collateral. All collateral granted by third party obligors to, or held by, the Company with respect to the Pledged Securities.

                  2.1.5. Books and Records. All books and records, including books of account and ledgers of every kind and nature, all electronically recorded data (including all computer programs, disks, tapes, electronic data processing media and software used in connection with maintaining the Company's books and records), all files and correspondence and all receptacles and containers for the foregoing, all with respect to the Pledged Securities.

                  2.1.6. Proceeds and Products. All proceeds, and products of the items of Credit Security described or referred to in Sections 2.1.1 through 2.1.5 and, to the extent not included in the foregoing:

                  (a) all distributions from the Designated Trust Agreements or Securitization Agreements with respect to the Pledged Securities,

                  (b) all other proceeds of insurance and guarantees, if any, with respect to the Pledged Securities provided by MBIA Insurance Corporation, the Federal Housing Administration or any other Person providing coverage for loss or diminution in value of the Pledged Securities, and


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                  (c) all other proceeds from the liquidation or other recovery
         (if any) of loans relating to the Pledged Securities.

         2.2. Representations, Warranties and Covenants with Respect to Credit Security. The Company represents, warrants and covenants that:

                  2.2.1. Pledged Securities. All Pledged Securities referred to in Section 2.1.1 shall be evidenced by certificates or instruments, which certificates shall be delivered to the Agent with any related assignment forms, duly completed by the Company, required by the Securitization Agreements. The Company will, immediately upon the receipt thereof, deliver to the Agent any certificate or similar instrument representing any of such Pledged Securities, together with appropriate, duly executed assignment forms. The Company will take all steps necessary to register the pledge to the Agent on the books of the issuer, purchaser, Trustee or custodian, as the case may be, with respect to all Pledged Securities that are not evidenced by certificates or other instruments.

                  2.2.2. No Liens, Restrictions on Transfer or Dispositions. All Credit Security shall be free and clear of any Liens and restrictions on the transfer thereof, including contractual provisions which prohibit the assignment of rights under contracts, other than (a) customary investor suitability requirements contained in the Securitization Agreements, (b) notice requirements to the Trustee in respect of a proposed transfer of such Pledged Securities and (c) obligations to contribute proceeds of the Pledged Securities to spread accounts, interest reserve funds and other similar restrictions contained in the Securitization Agreements. Without limiting the generality of the foregoing, the Company will exclude from contracts to which it becomes a party after the date hereof provisions that would prevent the Company from creating a security interest in the Credit Security as pledged hereby. The Company will not sell, assign, transfer or otherwise dispose of any of the Credit Security, except as contemplated above in this Section 2.2.2 (other than sales for cash, the proceeds of which are used to repay in full the related Tranche of the Loan and any accrued and unpaid interest thereon and any other fees or Credit Obligations with respect to such Tranche). None of the Credit Security is subject to any option to purchase or similar rights of any Person.

                  2.2.3. Location of Credit Security. The Company shall at all times keep its records concerning the Credit Security at its chief executive office and principal place of business, which office and place of business shall be set forth in Exhibit 2.2 or, so long as the Company shall have taken all steps reasonably necessary to perfect the Agent's security interest in the Credit Security with respect to such new address, at such other address as the Company may specify by notice actually received by the


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         Agent not less than 10 Business Days prior to such change of address.

                  2.2.4. Trade Names. The Company will not adopt or do business under any name other than its name or names designated in Exhibit 2.2 or any other name specified by notice actually received by the Agent not less than 10 Business Days prior to the conduct of business under such additional name. Since its incorporation, the Company has not changed its corporate name or adopted or conducted business under any trade name other than a name specified on Exhibit 2.2.

                  2.2.5. Insurance. The Company grants to the Agent full power and authority as its attorney-in-fact, effective upon notice to the Company after the occurrence and during the continuance of an Event of Default, to adjust and settle any insurance policy owned by the Company insuring against loss to the Credit Security, to endorse any drafts thereon and to sign receipts for any payments thereunder. Any amounts that the Agent receives under any such policy (including return of unearned premiums) insuring against loss to the Credit Security shall be applied to payment of the Credit Obligations.

                  2.2.6. Modifications to Credit Security. Except with the prior written consent of the Agent, the Company shall not amend or modify, or waive any of its rights under or with respect to, any Pledged Securities if the effect of such amendment, modification or waiver would be to reduce the amount of any such items or to extend the time of payment thereof, to waive any default by any other party thereto with respect to the Pledged Securities, or to waive or impair any remedies of the Company or the Agent under or with respect to any such Pledged Securities. The Company will promptly give the Agent written notice of any material decrease or adjustment with respect to any Pledged Securities.

                  2.2.7. Delivery of Documents. Upon the Agent's request, the Company shall deliver to the Agent, promptly upon the Company's receipt thereof, copies of any agreements, instruments or documents comprising or relating to the Credit Security. Pending such request, the Company shall keep such items at its places of business specified pursuant to
         Section 2.2.3.

                  2.2.8. Performance of Agreements. The Company shall perform all servicing and other obligations required to be performed by it under the Securitization Agreements or any other agreement relating to the Pledged Securities or other Credit Security.

                  2.2.9. Perfection of Credit Security. Upon the Agent's request from time to time, the Company will execute and deliver, and file and record in the proper filing and recording places, all such instruments, including financing statements, Trustee


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         Payment Directions and pledgor and assignment notices, and will take all such other action, as the Agent deems advisable for confirming to it the Credit Security or to carry out any other purpose of this Agreement or any other Credit Document.

         2.3. Administration of Credit Security. The Credit Security shall be administered as follows, and if an Event of Default shall have occurred, Section
2.4 shall also apply. All payments and other receipts on account of the Pledged Securities or any other Credit Security shall be held by the Trustee under the applicable Securitization Agreement pursuant to a Trustee Payment Direction, and shall be paid by the Trustee at least monthly to the Agent for application to the Credit Obligations in accordance with the Trustee Payment Direction. Any sums collected or received and any property recovered or possessed by the Company in connection with any Credit Security shall be received and held by the Company in trust for and on the Lenders' behalf, shall be segregated from the other assets and funds of the Company, and shall be delivered to the Agent for the benefit of the Lenders.

         2.4. Right to Realize upon Credit Security. Except to the extent prohibited by applicable law that cannot be waived, this Section 2.4 shall govern the Lenders' and the Agent's rights to realize upon the Credit Security, and shall be applicable only if any Event of Default shall have occurred and be continuing. The provisions of this Section 2.4 are in addition to any rights and remedies available at law or in equity and in addition to the provisions of any other Credit Document. In the case of a conflict between this Section 2.4 and any other Credit Document, this Section 2.4 shall govern.

                  2.4.1. Assembly of Credit Security; Receiver; Setoff. The Company shall, upon the Agent's request, assemble the Credit Security and otherwise make it available to the Agent. The Agent may have a receiver appointed for all or any portion of the Company's assets or business which constitutes the Credit Security in order to manage, protect, preserve, sell and otherwise dispose of all or any portion of the Credit Security in accordance with the terms of the Credit Documents, to continue the operations of the Company and to collect all revenues and profits therefrom to be applied to the payment of the Credit Obligations, including the compensation and expenses of such receiver. Without interfering with the rights of any Trustee, custodian or loan purchaser to such deposits under the Securitization Agreements, the Agent may offset and apply toward the payment of the Credit Obligations (and/or toward the curing of any Event of Default) any indebtedness from any Lender to the Company, including any indebtedness represented by deposits in any account maintained with any Lender, regardless of the adequacy of any security for the Credit Obligations. The Agent shall have no duty to determine the adequacy of any such security in connection with any such offset.

                  2.4.2. General Authority. To the extent specified in written notice from the Agent to the Company, the Company grants the Agent full and exclusive power and


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         authority, subject to the other terms hereof and applicable law, to take any of the following actions (for the sole benefit of the Lenders and the holders from time to time of any Credit Obligations, but at the Company's expense):

                  (a) To ask for, demand, take, collect, sue for and receive all payments in respect of any Pledged Securities which the Company could otherwise ask for, demand, take, collect, sue for and receive for its own use.

                  (b) To extend the time of payment of any Pledged Securities and to make any allowance or other adjustment with respect thereto.

                  (c) To settle, compromise, prosecute or defend any action or proceeding with respect to any Pledged Securities and to enforce all rights and remedies thereunder which the Company could otherwise enforce.

                  (d) To enforce the payment of any Pledged Securities, either in the name of the Company or in its own name, and to endorse the name of the Company on all checks, drafts, money orders and other instruments tendered to or received in payment of any Credit Security.

                  (e) To notify the third party payor with respect to any Pledged Securities of the existence of the security interest created hereby and to cause all payments in respect thereof thereafter to be made directly to the Agent; provided, however, that whether or not the Agent shall have so notified such payor, the Company will at its expense render all reasonable assistance to the Agent in collecting such items and in enforcing claims thereon.

                  (f) To sell, transfer, assign or otherwise deal in or with any Credit Security or the proceeds thereof, as fully as the Company otherwise could do.

                  2.4.3. Marshaling, etc. Neither the Agent nor the Lenders shall be required to make any demand upon, or pursue or exhaust any of its rights or remedies against, the Company or any other guarantor, pledgor or any other Person with respect to the payment of the Credit Obligations or to pursue or exhaust any of its rights or remedies with respect to any collateral therefor or any direct or indirect guarantee thereof or insurance with respect thereto. Neither the Agent nor the Lenders shall be required to marshal the Credit Security or any guarantee of the Credit Obligations or to resort to the Credit Security or any such guarantee in any particular order, and all of its rights hereunder or under any other Credit Document shall be cumulative. To the extent it may lawfully do so, the Company absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Agent or the Lenders, any valuation, stay, appraisement, extension, redemption or similar laws now


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         or hereafter existing which, but for this provision, might be applicable to the sale of any Credit Security made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Agreement, or otherwise. Without limiting the generality of the foregoing, the Company (a) agrees that it will not invoke or utilize any law which might prevent, cause a delay in or otherwise impede the enforcement of the rights of the Agent or the Lenders in the Credit Security, (b) waives all such laws, and (c) agrees that it will not invoke or raise as a defense to any enforcement by the Agent or the Lenders of any rights and remedies relating to the Credit Security or the Credit Obligations any legal or contractual requirement with which the Agent or the Lenders may have in good faith failed to comply. In addition, the Company waives any right to prior notice (except to the extent expressly required by Section 2.4.4 or the other provisions of this Agreement) or judicial hearing in connection with foreclosure on or disposition of any Credit Security, including any such right which the Company would otherwise have under the Constitution of the United States of America, any state or territory thereof or any other jurisdiction.

                  2.4.4. Sales of Credit Security. All or any part of the Credit Security may be sold for cash or other value in any number of lots at public or private sale, without demand, advertisement or notice; provided, however, that the Agent shall give the Company 10 days' prior written notice of the time and place of any public sale, or the time after which a private sale may be made, which notice each of the Company and the Agent agrees to be reasonable. At any sale or sales of Credit Security, the Agent or the Lenders or any of their officers acting on their behalf, or their assigns, may bid for and purchase all or any part of the property and rights so sold, may use all or any portion of the Credit Obligations owed to the Lenders as payment for the property or rights so purchased, and upon compliance with the terms of such sale may hold and dispose of such property and rights without further accountability to the Company, except for the proceeds of such sale or sales pursuant to Section 2.4.6. The Company acknowledges that any such sale will be made by the Agent or the Lenders on an "as is" basis with disclaimers of all warranties, whether express or implied. The Company will execute and deliver or cause to be executed and delivered such instruments, documents, assignments, waivers, certificates and affidavits, will supply or cause to be supplied such further information and will take such further action, as the Agent or the Lenders shall reasonably request in connection with any such sale.

                  2.4.5. Sale without Registration. If, at any time when the Agent shall determine to exercise its rights hereunder to sell all or part of the securities included in the Credit Security, the securities in question shall not be effectively registered under the Securities Act (or other applicable law), the Agent may, in its sole discretion, sell such securities by private or other sale not requiring such registration in such manner and in such circumstances as the Agent may deem necessary or advisable in order that such sale may be effected in accordance with applicable securities laws without such


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         registration and the related delays, uncertainty and expense. Without limiting the generality of the foregoing, in any event the Agent may, in its sole discretion, (a) approach and negotiate with a single purchaser or one or more possible purchasers to effect such sale, (b) restrict such sale to one or more purchasers each of whom will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such securities and (c) cause to be placed on certificates representing the securities in question a legend to the effect that such securities have not been registered under the Securities Act (or other applicable law) and may not be disposed of in violation of the provisions thereof. The Company agrees that such manner of disposition is commercially reasonable, that it will upon the Agent's request give any such purchaser access to such information regarding the issuer of the securities in question as the Agent may reasonably request and that the Agent shall not incur any responsibility for selling all or part of the securities included in the Credit Security at any private or other sale not requiring such registration, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration under the Securities Act (or other applicable law) or until made in compliance with certain other rules or exemptions from the registration provisions under the Securities Act (or other applicable law). The Company acknowledges that no adequate remedy at law exists for breach by it of this Section 2.4.5 and that such breach would not be adequately compensable in damages and therefore agrees that this Section 2.4.5 may be specifically enforced.

                  2.4.6. Application of Proceeds. The proceeds of all sales and collections by the Agent in respect of any Credit Security or other assets of the Company under Section 2.4.4, all funds collected from the Company and any cash contained in the Credit Security, the application of which is not otherwise specifically provided for herein, shall be applied as follows:

                  First, to the payment of the costs and expenses of such sales and collections, the reasonable expenses of the Agent and the reasonable fees and expenses of its special counsel;

                  Second, any surplus then remaining to the payment of the Credit Obligations in such order and manner as the Agent may in its reasonable discretion determine provided, however, that proceeds from such sales and collections of Pledged Securities relating to a particular Tranche shall be applied first to repay principal of and accrued and unpaid interest on such Tranche before application to the principal of or interest on other Tranches; and

                  Third, any surplus then remaining shall be paid to the Company, subject, however, to the rights of the holder of any then existing Lien of which the Agent has


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

         actual notice.

         2.5. Custody of Credit Security. Except as provided by applicable law that cannot be waived, the Agent will have no duty as to the custody and protection of the Credit Security, the collection of any part thereof or of any income thereon or the preservation or exercise of any rights pertaining thereto, including rights against prior parties, except for the use of reasonable care in the custody and physical preservation of any Credit Security in its possession. The Agent will not be liable or responsible for any loss or damage to any Credit Security, or for any diminution in the value thereof, by reason of the act or omission of any agent selected by the Agent acting in good faith.

3. General. Addresses for notices, consent to jurisdiction, jury trial waiver, defeasance and numerous other provisions applicable to this Agreement are contained in the Credit Agreement. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof, and any invalid or unenforceable provision shall be modified so as to be enforced to the maximum extent of its validity or enforceability. The headings in this Agreement are for convenience of reference only and shall not limit, alter or otherwise affect the meaning hereof. This Agreement and the other Credit Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. This Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the State of Rhode Island.


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



         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first written above.

                                    MEGO MORTGAGE CORPORATION


                                    By
                                       ---------------------------
                                       Title:


                                    TEXTRON FINANCIAL CORPORATION
                                    as Agent under the Credit Agreement


                                    By
                                       ---------------------------
                                       Title:


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



                                                                     EXHIBIT 2.1

                               Pledged Securities

         The Class S Certificate No. 1 dated March 10, 1997 with respect to the Mego Mortgage Home Loan Owner Trust 1997-1 and the Residual Interest Instrument No. 1 dated March 10, 1997 for a 99% Residual Interest in the Mego Mortgage Home Loan Owner Trust 1997-1 (each as from time to time modified or amended, together with any other securities issued in replacement or exchange therefor or in refinancing thereof) issued in connection with the following agreements, as from time to time in effect, represent Pledged Securities:

         1. Sale and Servicing Agreement dated as of February 1, 1997 among the Debtor, Mego Mortgage Home Loan Owner Trust 1997-1 (the "Trust"), Financial Asset Securities Corp. ("Financial Asset"), Norwest Bank Minnesota, N.A. ("Norwest"), and First Trust of New York, N.A. ("First Trust").

         2. Servicing Agreement dated as of February 1, 1997 among the Debtor, Norwest and First Trust.

         3. Indenture dated as of February 1, 1997 between the Debtor and First Trust.

         4. Trust Agreement dated as of February 1, 1997 among the Debtor, Financial Asset, First Trust and Wilmington Trust Company.

         5. Insurance Agreement dated as of February 1, 1997 among the Debtor, the Trust, Financial Asset, Norwest, First Trust, MBIA Insurance Corporation, Mego Mortgage Home Loan Acceptance Corporation, and Greenwich Capital Financial Products, Inc.


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


                                                                     EXHIBIT 2.2


  Office and Principal Place of Business; Trade Names; Depository Institutions

1. The offices where the Company maintains its records concerning the Pledged Securities are the following:

         1000 Parkwood Circle - 5th Floor
         Atlanta, Georgia 30339

         4310 Paradise Road
         Las Vegas, Nevada  89109

2. The only trade name used by the Company, other than its corporate name, is "Mego Acceptance Corporation"

3. Collection and depository accounts relating to the Credit Security are all with the Trustees under the respective Securitization Agreements.


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